SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                Date of earliest event reported: February 6, 2001

                                  AMTRAN, INC.
              (Exact name of registrant as specified by its charter)

    INDIANA                          000-21642                    35-1617970
(State or Other               (Commission File Number)        (I.R.S. Employer
Jurisdiction of                                              identification No.)
Incorporation or
Organization)

               7337 West Washington Street, Indianapolils, Indiana
                     (Address of principal executive offices)


                                       46231
                                    (Zip Code)


                                  (317) 247-4000
                (Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure

(c) Exhibits

99       Presentation Data

The Company is furnishing herewith certain data presented by certain of its executive officers at a conference.

The following presentation contains forward-looking information. Such forward-looking information is based upon management's current knowledge of factors affecting Amtran, Inc's business. Where the Company expresses an expectation or belief as to future results in any forward-looking information, such expectation or belief is expressed in good faith and is believed to have a reasonable basis. The differences between expected outcomes and actual results can be material, depending upon the circumstances. The fleet plan and expected capacity figures are dependent upon delivery and fleet transition schedules which could change.

                                  SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     Amtran, Inc.
                                                     (Registrant)


Date: February 6, 2001                  By:  Kenneth K. Wolff
                                                (Signature)

                                     Title:  Executive Vice President and
                                             Chief Financial Officer

Exhibit 99
                             1. MORGAN STANLEY DEAN WITTER
                       2001 GLOBAL LEVERAGED FINANCE CONFERENCE
                                     February 6, 2001

                              2. Business Overview

o    2000 Revenues of $1.3 Billion
o    28 years of successful operating history
o    Proven low-cost provider
o    Leadership position in our markets


                              3. Airline Operations

                                   [Pie Charts]

Airline Operations (based on 2000 revenues)
Scheduled Service          58%
Commercial Charter         19%
Military                   15%
Other                       8%

Scheduled Service (based on 2000 ASMs)
Chicago/Midway             63%
Hawaii                     16%
Indianapolis               12%
San Juan                    9%

Commercial Charter (ATA market share compared with statistically significant competitors, based on revenues from DOT Form 41 data)
ATA                        28%
Other                      32%
World Airways              12%
Champion  Air               8%
Ryan  International         9%
Sun  Country                7%
Miami Air International     4%

Military Charter (U.S. Military Market Share 1999/2000, trailing 12 mos 3/31/00, Based on Fixed Actual Award distribution, plus a projected expansion figure)
ATA                        46%
Tower                      29%
World                      19%
Other                       5%


                          4. Chicago Midway
                               [Graphic]

                 5.Chicago Population and Passengers
         Population, demographics and central location make Chicago the second largest aviation market in the United States
                               [Bar Graph]


                  New York  Los Angeles  Chicago   Washington    Dallas  Atlanta   Denver
Metro Population  19.9M        15.5M       8.6M       7.2M        4.6M     3.5M     2.3M
Enplaned
Passengers        29.7M        22.1M      35.0M      20.4M       28.9M    35.2M    17.1M

Source: U.S Census Bureau; O&D

                             6. The Midway Alternative
                Midway's significant growth has created new market opportunities

Departures per Year as % of 1993 Departures
         1993     1994     1995     1996    1997     1998     1999     CAGR
Midway   100%     149%     178%     163%    156%     183%     215%    13.6%
O'Hare   100%      99%      99%      98%     99%     100%     100%       0%

                               7. Midway Scope
   ATA has grown from a north-south carrier to a coast-to-coast service provider
                                     [Map]
                  Non-stop cities served
Summer 1993                 6
Summer 1994                11
Summer 1995                12
Summer 1996                15
Summer 1997                15
Summer 1998                21
Summer 1999                22
Summer 2000                25

                            8. Building Market Share
         ATA's market presence in Chicago is significant in the routes it serves

o    #1 carrier in Chicago-Ft. Myers, -Ft. Lauderdale and -Sarasota
o #2 carrier for the entire Chicago-Denver, -Tampa, -Las Vegas, -Orlando and -San Juan markets
o #3 carrier in Chicago-Los Angeles, -Seattle, -Dallas, -San Francisco and -Boston

                                   [Pie Chart]
Market Share for nonstop markets from Chicago's Midway airport
ATA               57%
All Competitors   43%
Source: 2000 Q2 DOT Statistics

                           9. Midway Unit Revenue Growth
        Connecting traffic contributes to higher RASM even as capacity increases
                                  [Bar & Line Graph]

                  RASM (in cents)           ASMs (MMs)
1997              6.41                      2,675
1998              6.87                      4,035
1999              7.26                      4,995
TTM (9/30/00)     7.68                      5,842

Result: Annualized Capacity Growth of 33%
Result: Annualized RASM Growth of 6.8%
Source: Market Planning; Strategic Planning Analysis

                           10. Opportunity for Growth
       ATA will move into the first new gates in Midway  and  double its real estate footprint in 5 years

Jet Gates                  12/1999  12/2000  12/2001  12/2002  12/2003  12/2004
ATA                           7        7        9        9        9        13
Southwest                    13       13       13       14       19        19
NWA/Continental               5        5        5        5        5         5
Other                         3        3        4        1        5         5
Total                        28       28       31       29       38        42

Total Daily ATA Departures   48       48       59       68       77       100

Midway Aircraft Required     20       20       25       28       32        42

vs. 1999                                       +5       +8      +12       +22

In Addition to Firm Orders                                                 +8
Source:  Strategic Planning Analysis

                           11. MDW Market Share (1999 vs. 2004)
                                        [Pie Charts]
Based on RPMs              1999     2004
ATA                         46%      62%
Southwest                   32%      25%
Other                       22%      13%

Based on Enplanements      1999     2004
ATA                         26%      40%
Southwest                   46%      41%
Other                       28%      19%

Source: Onboard; Strategic Planning Analysis

                             12. New Fleet
                                 [Picture]

                     13. Aircraft Order Highlights

o    39* 737-800 firm orders with 40 options
       - U.S. Launch customer for winglet version which reduces fuel burn by 4%
       - Replaces 24 727-200s with average age of 20 years
       - Seats 175 passengers with full meal service capability
       - Dramatically enhanced safety and passenger service capability
       - Strong takeoff performance from Midway
       - Unit cost advantage over competitors

o    10 757-300 firm orders with 10 options
       - North American launch customer status
       - Comfortable seating for 247 passengers
       - Minimal operational transition from 757-200
       - Flexibility for charter and scheduled service use
       - Unbeatable unit costs
       - Partial L1011 replacement

*20 direct purchases by ATA plus 19 ILFC and GECAS orders

                         14. Aircraft Financing

o    Equity investment of Preferred Stock
       - $30 million funded in September 2000
       - $50 million funded in December 2000
o    Pre-delivery payment facilities in place December 200 - $160 million
o    Bridge financing by Boeing Capital ("BCC")
o    EETC
       - Wrap of A and B tranche provided
       - C tranche purchase agreement from BCC & GECAS
o    Lease Commitments
       - 17 Leveraged leases by GECAS
       - 24 737-800 single investor leases by ILFC, BCC & GECAS
       - 10 Single investor 757-300 leases by BCC & Rolls-Royce
o    Joint venture to place retiring 727-200's between ATA & Boeing Capital

ATA's new fleet is completely financed

                       15. Equity Investment Pays for New Aircraft Deposits
                                        [Area Graph]
(in millions)
                                    Apr-00  May-00   Jun-00   Jul-00   Aug-00   Sep-00  Oct-00   Nov-00
ATA Cash Deposits Outstanding       $0.00   $3.34    $3.34    $25.93   $32.29   $39.54  $45.31   $50.16
Free Cash                           $80.00  $76.66   $76.66   $54.07   $47.71   $40.46  $34.69   $29.84
Boeing Pre-Delivery Payment Bal.    $0.00   $3.34    $3.34    $25.93   $32.29   $39.54  $45.31   $50.16
ILFC Lease Deposit Balance          $0.00   $0.84    $0.84    $0.84    $0.84    $4.90   $5.18    $5.46

                                    Dec-00  Jan-01   Feb-01   Mar-01   Apr-01   May-01  Jun-01   Jul-01
ATA Cash Deposits Outstanding       $52.60  $55.18   $58.84   $67.90   $73.75   $77.15  $76.81   $77.67
Free Cash                           $27.40  $24.82   $21.16   $12.10   $6.25    $2.85   $3.19    $2.33
Boeing Pre-Delivery Payment Bal.    $52.60  $55.18   $58.84   $67.90   $73.75   $77.15  $76.81   $77.67
ILFC Lease Deposit Balance          $5.60   $5.88    $6.32    $6.60    $6.90    $7.06   $7.22    $7.38

                                    Aug-01  Sep-01   Oct-01   Nov-01   Dec-01   Jan-02  Feb-02   Mar-02
ATA Cash Deposits Outstanding       $72.34  $70.99   $69.00   $68.18   $67.69   $64.84  $60.82   $50.00
Free Cash                           $7.66   $9.01    $11.00   $11.82   $12.31   $15.16  $19.18   $30.00
Boeing Pre-Delivery Payment Bal.    $72.34  $70.99   $69.00   $68.18   $67.69   $64.84  $60.82   $50.00
ILFC Lease Deposit Balance          $7.66   $7.96    $8.12    $8.30    $8.32    $8.34    $8.36   $8.50

                                    Apr-02  May-02   Jun-02   Jul-02   Aug-02   Sep-02  Oct-02   Nov-02
ATA Cash Deposits Outstanding       $47.83  $43.77   $40.87   $35.04   $32.12   $29.33  $23.46   $17.70
Free Cash                           $32.17  $36.23   $39.13   $44.96   $47.88   $50.67  $56.54   $62.30
Boeing Pre-Delivery Payment Bal.    $47.83  $43.77   $40.87   $35.04   $32.12   $29.33  $23.46   $17.70
ILFC Lease Deposit Balance          $8.50   $8.50    $8.50    $8.50    $8.50    $8.64   $8.64    $8.78

                                    Dec-02  Jan-03   Feb-03   Mar-03   Apr-03
ATA Cash Deposits Outstanding       $14.77  $14.77   $14.77   $14.77   $8.80
Free Cash                           $65.23  $65.23   $65.23   $65.23   $71.20
Boeing Pre-Delivery Payment Bal.    $14.77  $14.77   $14.77   $14.77   $8.80
ILFC Lease Deposit Balance          $8.80   $8.80    $8.80    $8.80    $8.80

$80M Preferred Stock Investment


                                         16. Fleet Growth
                                         Fleet Size by Type
                                             [Bar Graph]

Year-end number of jet aircraft
                  1996   1997   1998   1999   2000   2001   2002   2003   2004
727                24     24     24     24     24     13      0      0      0
757-200             6      7     10     11     15     15     14     14     14
L1011-50           15     14     14     14     13     11      9      4      0
757-300             0      0      0      0      0      5     10     10     10
L1011-500           0      0      0      4      5      5      5      5      5
737-800             0      0      0      0      0     15     35     37     46
Total              45     45     48     53     57     64     73     70     75(1)
(1) Represents the exercise of 7 737-800 options

                                      17. A Modern Fleet
               By 2004 ATA's fleet will be among the most modern in the industry
                                          [Bar Graph]
Fleet Age End of Year

Northwest   ATA (2000)    US Airways    TWA      Delta    American  America West
19.9        17.4          12.7          12.1     12       10.6      10

United      Continental   Southwest     Alaska   ATA (2004)
9.9         8.4           8.2           7.6      4.7

Note: Other carriers add aircraft to maintain fleet age

                             18. Financial Impact of New Fleet

                             727-200       737-800       Difference    Monthly
Handling, Landing and Nav    1.28 cents    1.25 cents    0.03 cents    $4,998
Fuel Costs                   2.37 cents    1.30 cents    1.07 cents    $202,985
Crew Costs                   1.13 cents    0.95 cents    0.18 cents    $34,375
Ownership Cost               0.48 cents    1.31 cents    -0.83 cents   -$157,729
Maintenance                  1.59 cents    0.67 cents    0.92 cents    $175,699
Other                        3.01 cents    3.00 cents    0.01 cents    $2,378
Total CASM                   9.87 cents    8.49 cents    1.38 cents    $262,705

14% Savings

Utilization Benefits
Monthly ASMs                 19M           24M           5M
Ownership benefits                                       $42,075
Total Cost Savings                                       1.60 cents    $304,780

Margin on Incremental Flying                             $58,646

Monthly Margin Improvement  $363,000 Per Plane

Note: Based on average trip of 2.55 block hours and 1,038 miles; Ownership rates based on monthly utilization of 270 block hours for 727,325 hours for 737 for Utilization Benefits; assumes 75% load factor; Costs and revenue based upon year-to-date 2000 data, except fuel which uses current $1.15/gallon price level.
Source: Profit Model, Strategic Planning Analysis

                               19. New Aircraft Economic Advantages
o    40% less fuel burn
o    Two-person cockpit
o    Low ownership costs
o    Reduced maintenance costs
o    Improved reliability

                               20. High Reliability Fleet
                                      [Line Graph]

The B737-800 will improve ATA's reliability while providing increased utilization

ATA 727-200
6.02 FH/Day
97.5% Reliability


737-800 Major Carrier Avg.
9.04 FH/Day
98.5% Reliability

A 1% improvement in schedule reliability means: 584 fewer flight cancellations and 90,155 fewer delayed passengers from canceled flights
Source: Boeing, Maintenance Reliability, Strategic Planning Analysis

                                 21. Summary
Strong Foundation
Midway Expansion and Renovation
New Fleet Efficiencies
Preferred Customer Product and Improved Passenger Processing
Profitable Growth

                               22. American Trans Air
                                     [Graphic]